SECURITIES AND EXCHANGE COMMISSION

                         WASHINGTON, D.C.  20549


                                 FORM 8-K


                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


  Date of Report (Date of Earliest Event Reported):   November 15, 1996


               JOHN HANCOCK PROPERTIES LIMITED PARTNERSHIP
          (Exact Name of Registrant as Specified in its Charter)


        Massachusetts            0-13473               04-2830750
          (State of            (Commission           (IRS Employer
        Organization)           File No.)         Identification No.)


       200 Berkeley Street
        Boston, MA  02117                    (800) 722-5457
 (Address of principal executive        (Registrant's telephone
   offices, including zip code)          number, including area
                                                 code)


                              Not Applicable
      (Former name or former address, if changed since last report)



















                            Page 1 of 4 pages
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               JOHN HANCOCK PROPERTIES LIMITED PARTNERSHIP
                  (A Massachusetts Limited Partnership)

ITEM 5 - Other Information
--------------------------

Letter to Limited Partners
--------------------------

The following letter was distributed by the John Hancock Properties Limited Partnership (the "Partnership") on November 15, 1996:

NOVEMBER 15, 1996

TO THE LIMITED PARTNERS OF
JOHN HANCOCK PROPERTIES LIMITED PARTNERSHIP:

This report summarizes the final cash distribution and liquidation of the John Hancock Properties Limited Partnership (the "Partnership") and provides unaudited financial statements for the nine months ended September 30, 1996. A summary of cash distributions and estimated tax savings to the Limited Partners since the inception of the Partnership appears below in the paragraph captioned "Projected Benefits".

LIQUIDATION AND TERMINATION OF THE PARTNERSHIP

On December 29, 1995, the Partnership sold its last remaining property, the Fisherman's Village Apartments, which resulted in the termination of the Partnership's operations. On January 17, 1996, the Managing General Partner distributed cash in the amount of $658,620, or $30 per unit of limited partnership interest ("Unit"), to the Limited Partners from the Partnership's net assets and established a reserve for contingencies with the remaining balance of the Partnership's net assets, as permitted by, and in accordance with, the terms of the Amended Agreement of Limited Partnership (the "Partnership Agreement"). The reserve for contingencies was to be used to fund any liabilities that might have arisen. The Managing General Partner has determined that all liabilities have been resolved and that the remaining net assets are available for distribution to the Limited Partners. Accordingly, mailed with this report to the Limited Partners is a distribution in the aggregate amount of $993,638, or $45.26 per Unit. This final distribution of the Partnership's net assets, made in accordance with the terms of the Partnership Agreement, results in the liquidation and termination of the Partnership.

Also mailed with this report is a copy of the Partnership's Certificate of Cancellation, which the Managing General Partner filed with the Massachusetts office of the Secretary of State effective November 15, 1996. The Units will also be de-registered with the Securities and Exchange Commission (the "S.E.C."), in accordance with federal securities laws. Therefore, the Partnership will no longer be required to file periodic reports with the S.E.C. During February 1997, the Managing General Partner will deliver a report to the Limited Partners with respect to the 1996 fiscal year, in accordance with the Partnership Agreement. A final Schedule K-1 for the Partnership will also be provided to each Limited Partner during February 1997 with information for preparing your 1996 income tax return.

FINANCIAL RESULTS

As a result of the sale of the Partnership's last remaining property on December 29, 1995 and, therefore, the termination of the Partnership's operations, the financial statements at and for the nine months ended September 30, 1996 and at December 31, 1995, presented in the attached Report on Form 10-Q, have been prepared on a basis of accounting which requires that all non-liquid assets be stated at their estimated net realizable value and all liabilities at their estimated settlement amounts.

The net assets of the Partnership totaled approximately $993,000 as of September 30, 1996, representing total assets less total liabilities.
Since December 31, 1995, the Partnership's net assets have decreased by approximately $734,000. This decrease is primarily due to the Partnership having distributed cash of approximately $659,000 to the Limited Partners and to expenses incurred relating to the administration of the Partnership.

On January 3, 1996, the Partnership paid the outstanding principal balance and all accrued and unpaid interest on the mortgage indebtedness held by the Managing General Partner, in the aggregate amount of $8,201,558, with funds provided by the sale of its last property, the Fisherman's Village Apartments.

Effective April 29, 1996, the Managing General Partner agreed to release the judgment held by the Partnership against the seller of the Waterford Apartments (the "Obligor"). The Partnership held a judgment against the Obligor in the amount of $305,489; however, after a detailed review of the Obligor's financial condition and representations and assurances made by the Obligor that he had insufficient assets with which to satisfy the judgment, the Managing General Partner released the judgment in exchange for a one-time cash payment of $35,000.

PROJECTED BENEFITS

Actual cash distributions and estimated tax savings, based upon the assumptions set forth below, the Limited Partners may have received in connection with their investment in the Partnership from its inception through its liquidation total approximately $13,920,000, or $634 per Unit. This amount includes total cash distributions of approximately $5,360,000, or $244 per Unit (including distributions of $852,912, or $38.85 per Unit, made during June 1990, $2,854,020, or $130.00 per Unit, made in August 1995, $658,620, or $30.00 per Unit, made in January 1996 and $993,638, or
$45.26 per Unit, made in November 1996), and estimated tax savings of approximately $8,560,000, or $390 per Unit. Estimated tax savings are based upon the assumption that the Limited Partners are in the highest tax bracket, have other passive income and made their full capital contribution on the Partnership's first admission date. Limited Partners should consult their tax advisors with respect to their individual tax situations.

Should you have any questions regarding your investment in the Partnership, please contact the Investor Service Representatives at 1-800-722-5457.

Sincerely yours,

JOHN HANCOCK REALTY EQUITIES, INC.
General Partner

               JOHN HANCOCK PROPERTIES LIMITED PARTNERSHIP
                  (A Massachusetts Limited Partnership)



                                SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized, on the 15th day of November, 1996.




                         John Hancock Properties Limited Partnership

                         By:    John Hancock Realty Equities, Inc.
                                Managing General Partner




                              By:    WILLIAM M. FITZGERALD
                                     ----------------------
                                     William M. Fitzgerald
                                     President




                              By:    RICHARD E. FRANK
                                     ----------------------
                                     Richard E. Frank
                                     Treasurer (Chief Accounting Officer)